Schwab Strategic Trust
Schwab Crypto Thematic ETF

Portfolio Holdings as of December 31, 2022 (Unaudited)

The following are the portfolio holdings as of the report date. For more information, please refer to the fund’s semiannual or annual shareholder reports. You can also obtain this information at no cost by calling 1-866-414-6349 or by sending an email request to orders@mysummaryprospectus.com.
The Schwab Crypto Thematic ETF will not invest in any cryptocurrency or digital asset directly. It invests in companies listed in the Schwab Crypto Thematic Index and is designed to deliver global exposure to companies that may benefit from the development or utilization of cryptocurrencies ( including bitcoin) and other digital assets, and the business activities connected to blockchain and other distributed ledger technology. The Schwab Crypto Thematic ETF is non-diversified, which means that in may invest in the securities of relatively few issuers. As a result, a single adverse economic or regulatory occurrence may have a more significant effect on the fund`s investments, and the fund may experience increased volatility.

SECURITY	NUMBER OF SHARES	VALUE ($)
COMMON STOCKS 99.8% OF NET ASSETS

Canada 5.8%
CI Financial Corp.	9,614	95,860
Hut 8 Mining Corp. *	136,857	116,328
Nuvei Corp. *	5,547	140,949
		353,137

Colombia 2.1%
Bancolombia S.A., ADR	4,528	129,229

Japan 13.9%
GMO internet group, Inc.	4,515	84,384
Internet Initiative Japan, Inc.	6,252	116,089
Mercari, Inc. *	7,402	151,412
Monex Group, Inc.	55,105	174,154
Remixpoint, Inc. *	42,163	95,226
SBI Holdings, Inc.	11,852	226,090
		847,355

Netherlands 0.7%
Flow Traders	1,889	43,627

United Kingdom 2.1%
IG Group Holdings plc	13,686	128,740

United States 75.2%
AMC Entertainment Holdings, Inc., Class A *	20,991	85,433
Axos Financial, Inc. *	3,964	151,504
Block, Inc. *	4,896	307,665
Cboe Global Markets, Inc.	2,021	253,575
CME Group, Inc.	1,508	253,585
Coinbase Global, Inc., Class A *	9,954	352,272
Customers Bancorp, Inc. *	3,772	106,898
SECURITY	NUMBER OF SHARES	VALUE ($)
Galaxy Digital Holdings Ltd. *	18,966	54,171
Interactive Brokers Group, Inc., Class A	3,050	220,668
Intercontinental Exchange, Inc.	1,685	172,864
Marathon Digital Holdings, Inc. *	70,617	241,510
MicroStrategy, Inc., Class A *	2,585	365,958
NCR Corp. *	7,224	169,114
NVIDIA Corp.	1,700	248,438
Overstock.com, Inc. *	7,177	138,947
PayPal Holdings, Inc. *	3,231	230,112
Riot Blockchain, Inc. *	88,150	298,829
Robinhood Markets, Inc., Class A *	26,049	212,039
Signature Bank	1,343	154,740
Silvergate Capital Corp., Class A *	14,758	256,789
StoneX Group, Inc. *	986	93,966
U.S. Bancorp	3,522	153,594
WisdomTree Investments, Inc.	12,964	70,654
		4,593,325
Total Common Stocks (Cost $8,811,615)		6,095,413

SHORT-TERM INVESTMENTS 0.0% OF NET ASSETS

Money Market Funds 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class 4.12% (a)	2,212	2,212
Total Short-Term Investments (Cost $2,212)		2,212
Total Investments in Securities (Cost $8,813,827)		6,097,625

*	Non-income producing security.
(a)	The rate shown is the annualized 7-day yield.

ADR —	American Depositary Receipt

Schwab Crypto Thematic ETF
Portfolio Holdings (Unaudited) continued

The following is a summary of the inputs used to value the fund’s investments as of December 31, 2022:
DESCRIPTION	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Assets
Common Stocks[1]	$6,095,413	$—	$—	$6,095,413
Short-Term Investments[1]	2,212	—	—	2,212
Total	$6,097,625	$—	$—	$6,097,625

[1]	As categorized in the Portfolio Holdings.
Fund investments in mutual funds are classified as Level 1, without consideration to the classification level of the underlying securities held by the mutual funds, which could be Level 1, Level 2 or Level 3.

Schwab Crypto Thematic ETF
Notes to Portfolio Holdings (Unaudited)

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the Board) has designated authority to a Valuation Designee, the fund’s investment adviser, to make fair valuation determinations under adopted procedures, subject to Board oversight. The investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and liabilities and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. The Valuation Designee may utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
Securities held in the fund’s portfolio are valued every business day. The following valuation policies and procedures are used by the Valuation Designee to value various types of securities:
• Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
• Mutual funds: Mutual funds are valued at their respective net asset values (NAVs).
• Securities for which no quoted value is available: The Valuation Designee has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a security may be fair valued when it’s de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Fair value determinations are made in good faith in accordance with adopted valuation procedures. The Valuation Designee considers a number of factors, including unobservable market inputs, when arriving at fair value. The Valuation Designee may employ methods such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security.
In accordance with the authoritative guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States of America (GAAP), the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and the Valuation Designee’s judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
• Level 1 — quoted prices in active markets for identical investments — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities, mutual funds and exchange-traded funds. Underlying funds are classified as Level 1 prices, without consideration to the classification level of the specific investments.
• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
• Level 3 — significant unobservable inputs (including the Valuation Designee’s assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not readily available for these securities, one or more valuation methods are used for which sufficient and reliable data is available. The inputs used in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated in the absence of market information. Assumptions used due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.

Schwab Crypto Thematic ETF
Notes to Portfolio Holdings (Unaudited) (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
REG120259DEC22